EXHIBIT 10.1

                                FOURTH AMENDMENT
                 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is made and dated as of the 20th day of June, 2005 by and among DOLLAR FINANCIAL GROUP, INC., a New York corporation (the "Company"), DOLLAR. FINANCIAL CORP., a Delaware corporation, formerly known as DFG Holdings, Inc. (the "Parent"), the lenders currently party to the Credit Agreement referred to below (the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

          A. Pursuant to that certain Second Amended and Restated Credit Agreement dated as of November 13, 2003 by and among the Company, the Parent, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent (as amended, extended and replaced from time to time, the "Credit Agreement," and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Credit Agreement), the Lenders agreed to extend credit to the Company on the terms and conditions set forth therein.

          B. The Company has informed the Administrative Agent and the Lenders of its desire to issue up to $30,000,000 of additional Replacement Senior Notes pursuant to the Senior Noteholder Indenture and has requested that the Administrative Agent and the Lenders consent thereto and to amend the Credit Agreement in certain respect to accommodate such issuance.

          C. The Administrative Agent and the Lenders have agreed to provide such consent the to agree to such amendment on the terms and subject to the conditions set forth more particularly below.

          NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

     1. Consent. The Administrative Agent and the Lenders hereby consent to the issuance of up to $30,000,000 in additional Replacement Senior Notes pursuant to the Senior Noteholder Indenture (the "2005 Add-On Senior Notes") subject to the following conditions:

          (a) The 2005 Add-On Senior Notes shall be issued pursuant to the Senior Noteholder Indenture and on terms substantially identical to the outstanding Replacement Senior Notes, other than yield to the investor;

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          (b) The 2005  Add-On  Senior  Notes  shall be subject to the terms and provisions of the Bank Group/Senior Noteholder Intercreditor Agreement;

          (c) The representations and warranties of each of the Company-Related Credit Parties contained in the Loan Documents to which such Person is party shall be accurate and complete in all material respects as if made on and as of the date of issuance of the 2005 Add-On Senior Notes and both before and after giving effect to such issuance and the application of the proceeds thereof (unless any such representation and warranty speaks as of a particular date, in which case it shall remain accurate and complete in all material respects as of such date); and

          (d) There shall not have occurred an Event of Default or Potential Default either before or immediately after giving effect to the issuance of the 2005 Add-On Senior Notes.

     2. Conforming Amendments. The Credit Agreement is hereby amended as follows:

          (a) The following new definition is hereby added to the Glossary attached as Annex I to the Credit Agreement:

               "2005 Add-On Senior Notes" shall mean those certain $30,000,000 9.75% Senior Notes due 2011 to be issued pursuant to the Senior Noteholder Indenture in addition to the existing Replacement Senior Notes."

          (b) The following definition set forth in the Glossary attached as Annex I to the Credit Agreement is hereby amended to read in its entirety as follows:

               "Replacement Senior Notes" shall mean, collectively: (1) those certain $220,000,000 9.75% Senior Notes due 2011 (together with all notes issued in exchange, substitution or replacement therefor) to be issued pursuant to the Senior Noteholder Indenture in replacement of those certain 10-7/8% Senior Notes due 2006 and 10-7/8% Senior Subordinated Notes due 2006 issued by the Company and outstanding on the Effective Date, (2) the 2004 Add-On Senior Notes and (3) the 2005 Add-On Senior Notes. All references to the `Senior Notes' in the Loan Documents shall be deemed to be references to the Replacement Senior Notes."

          (c) Paragraph 3(h)(3)(ii) of the Credit Agreement is hereby amended to read in its entirety as follows:

               "(ii) In a dollar amount equal to: (y) one hundred percent (100%) of the Net Cash Proceeds from each issuance by the Parent or any of its Subsidiaries of debt securities following the Effective Date (other than in connection with Approved CTP Assets Disposition Agreements, the 2004 Add-On Senior Notes and the 2005 Add-On Senior Notes), and (z) fifty percent (50%) of the Net Cash Proceeds from each issuance by the Parent or any of its Subsidiaries of equity securities following the Effective Date (other than in connection with the Parent
          IPO); and"

     3. Effective Date. This Amendment shall be effective as of the date first written above upon the date that the Administrative Agent shall have received:

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          (a) This Amendment, duly executed by the parties signatory hereto; and

          (b) Such corporate resolutions, incumbency certificates and other authorizations from the Company, the Parent and each Subsidiary Guarantor as the Administrative Agent may reasonably request.

     4. Reaffirmation of the Loan Documents. The Company and each of the Guarantors, by executing this Amendment as provided below, hereby affirms and agrees that: (a) the execution and delivery by it of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of its obligations under the Loan Documents to which it is party except to the extent expressly amended hereby, (b) the terms "Obligations," "Guaranteed Obligations" and "Senior Obligations" as used in the Loan Documents include, without limitation, the Obligations of Company under the Credit Agreement as amended by this Amendment (and including, without limitation, the obligations of the Company hereunder), and (c) except as expressly amended hereby, the Loan Documents remain in full force and effect as written and constitute valid, enforceable obligations of such Persons, as applicable.

     5. Representations and Warranties. The Company and each of the Guarantors, by executing this Amendment as provided below, hereby represents and warrants to the Administrative Agent and the Lenders and agrees with the Administrative Agent and the Lenders that:

          (a) It has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

          (b) This Amendment has been duly executed and delivered on its behalf and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

          (c) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect to this Amendment: (1) the representations and warranties of the Company and each of the Guarantors set forth in the Credit Agreement and the other Loan Documents are accurate and complete in all material respects, and (2) there does not exist an Event of Default or a Potential Default.

          (d) None of such Persons has any existing claims, counterclaims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of the Loan Documents.

          (e) Upon the issuance of the 2005 Add-On Senior Notes, the conditions precedent thereto set forth in Paragraph 1 above will have been satisfied.

     6. No Other Amendment. Except as expressly amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect as written.


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     7. Counterparts.    This  Amendment  may  be  executed  in  any  number  of
counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                          [Signatures Page Following]








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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the day and year first above written.

                    DOLLAR FINANCIAL GROUP, INC.,
                    a New York corporation

                    /s/ Donald Gayhardt
                    --------------------------------------------
                    Donald Gayhardt, President


                    DOLLAR FINANCIAL CORP.,
                    a Delaware corporation

                    /s/ Donald Gayhardt
                    --------------------------------------------
                    Donald Gayhardt, President


                    WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

                    By: /s/ Alex Y. Kim
                    --------------------------------------------
                    Name: Alex Y. Kim
                    Title: Vice President


                    U.S. BANK NATIONAL ASSOCIATION,
                    as a Lender

                    By:
                    --------------------------------------------
                    Name:
                    --------------------------------------------
                    Title:
                    --------------------------------------------


                    CITICORP NORTH AMERICA, INC.,
                    as a Lender

                    By: /s/ Cornelius Mahon
                    --------------------------------------------
                    Name: Cornelius Mahon
                    Title: Vice - President




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


                    CREDIT SUISSE, Cayman Islands Branch,
                    as a Lender

                    By: /s/ Jay Chall
                    --------------------------------------------
                    Name: Jay Chall
                    Title: Director


                    By: /s/ Mikhail Faybusovich
                    --------------------------------------------
                    Name: Mikhail Faybusovich
                    Title: Associate


                    MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

                    By: /s/ Joshua C. Becker
                    --------------------------------------------
                    Name: Joshua C. Becker
                    Title: Assistant Vice President


ACKNOWLEDGED AND AGREED TO BY:



ANY KIND CHECK CASHING CENTERS, INC.

CASH UNLIMITED OF ARIZONA, INC.

CHECK MART OF LOUISIANA, INC.

CHECK MART OF NEW MEXICO, INC.

CHECK MART OF PENNSYLVANIA, INC.

CHECK MART OF TEXAS, INC.

CHECK MART OF WISCONSIN, INC.

DFG INTERNATIONAL, INC.

DFG WORLD, INC.

FINANCIAL EXCHANGE COMPANY OF OHIO, INC.

FINANCIAL EXCHANGE COMPANY OF PENNSYLVANIA, INC.

FINANCIAL EXCHANGE COMPANY OF PITTSBURGH, INC.

FINANCIAL EXCHANGE COMPANY OF VIRGINIA, INC.

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LOAN MART OF OKLAHOMA, INC.

MONETARY MANAGEMENT CORPORATION OF PENNSYLVANIA

MONETARY MANAGEMENT OF CALIFORNIA, INC.

MONETARY MANAGEMENT OF MARYLAND, INC.

MONETARY MANAGEMENT OF NEW YORK, INC.

MONEYMART, INC.

MONEY MART EXPRESS, INC.

PACIFIC RING ENTERPRISES, INC.

PD RECOVERY, INC.

DFG CANADA, INC.

WE THE PEOPLE USA, INC.

By:      /s/ Donald F. Gayhardt
         -----------------------------------
Name:    Donald F. Gayhardt
Title:   President



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